E*TRADE S&P 500 INDEX FUND
ANNUAL REPORT

Dear E*TRADE Funds Shareholders,

We're writing to report the performance of the E*TRADE S&P 500 Index Fund (the "Fund") for the year ended December 31, 2000. We'd also like to take this opportunity to thank all of you for your investment in the Fund.

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.


-----------------------------------------------------------------------------------------------------------------
RETURNS FOR THE PERIOD ENDED 12/31/00
-----------------------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL RETURN                         CUMULATIVE RETURN
-----------------------------------------------------------------------------------------------------------------
                ONE YEAR**    Since Inception**   2/28/99-12/31/00**   SINCE INCEPTION**       2/28/99-12/31/00**
-----------------------------------------------------------------------------------------------------------------
Fund            -9.39%        4.22%               4.43%                18.57%                  8.33%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index   -9.10%                            4.79%                -                       8.99%
-----------------------------------------------------------------------------------------------------------------

The following table shows the hypothetical return of $10,000 invested in the S&P 500 Index (and not the return of any fund).

                   S&P 500
 DATE              INDEX+
-----------------------------
2/17/99          $10,000.00
2/28/99          $10,121.00
3/31/99          $10,525.84
4/30/99          $10,935.30
5/31/99          $10,677.22
6/30/99          $11,269.81
7/31/99          $10,918.19
8/31/99          $10,863.60
9/30/99          $10,565.94
10/31/99         $11,234.76
11/30/99         $11,463.95
12/31/99         $12,139.18
1/31/00          $11,529.79
2/29/00          $11,311.88
3/31/00          $12,418.18
4/30/00          $12,044.39
5/31/00          $11,797.48

6/30/00          $12,088.88
7/31/00          $11,900.29
8/31/00          $12,639.30
9/30/00          $11,971.95
10/31/00         $11,921.66
11/30/00         $10,982.24
12/31/00         $11,036.05



The following table provides the hypothetical account values of $10,000 invested in the Fund as of the end of each month in which the Fund was operational for the period ended December 31, 2000.



                E*TRADE S&P 500
 DATE             INDEX FUND+
-------------------------------
2/17/99          $10,000.00
2/28/99          $ 9,980.00
3/31/99          $10,374.21
4/30/99          $10,774.65
5/31/99          $10,514.99
6/30/99          $11,098.57
7/31/99          $10,747.85
8/31/99          $10,697.34
9/30/99          $10,396.74
10/31/99         $11,060.05
11/30/99         $11,271.30
12/31/99         $11,931.80
1/31/00          $11,336.40
2/29/00          $11,114.21
3/31/00          $12,192.29
4/30/00          $11,827.74
5/31/00          $11,585.27
6/30/00          $11,856.36
7/31/00          $11,673.78
8/31/00          $12,399.89
9/30/00          $11,742.69
10/31/00         $11,692.20
11/30/00         $10,767.35
12/31/00         $10,811.49

[insert graph]

+Hypothetical illustration of $10,000 invested at inception (commencement of operations was August 13, 1999), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000. This graph reflects the Fund's operating expenses, but the Index does not have expenses, which would have lowered its performance.

You should remember that past performance is no guarantee of future returns and the Fund may not be able to duplicate its performance. The investment return and principal value of an investment in the Fund will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

In addition to our current family of no-load index funds, we are pleased to introduce two new funds to help you diversify your current portfolio - E*TRADE Financial Sector Index Fund and E*TRADE Russell 2000(R) Index Fund.

E*TRADE FINANCIAL SECTOR INDEX FUND:

The E*TRADE Financial Sector Index Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the Dow Jones U.S. Financial Sector (DJFS) Index.SM*** . Because the E*TRADE Financial Sector Index Fund is non-diversified and invests in a single sector of the overall market, it may be subject to additional risk not typically associated with broadly diversified offerings.

E*TRADE RUSSELL 2000 INDEX FUND:

The E*TRADE Russell 2000 Index Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 IndexSM****, a recognized benchmark for the small-cap group. Certain risks are associated with investment in small-cap companies. Small-cap companies tend to be: less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity; and have greater volatility in the price of their securities.

Adding these two index funds is part of the ongoing strategy of E*TRADE Funds to offer a complete proprietary mutual fund product lineup for investors seeking the benefits of broad portfolio diversification. Please check out http://www.etradefunds.etrade.com for a prospectus containing more information, including fees and expenses. Please read the prospectus carefully before you invest or send money.

The Fund's audited financial statements for the year ended December 31, 2000 are provided below. We hope you will find them useful for evaluating and monitoring your investment. Thank you again for your continued participation in the E*TRADE S&P 500 Index Fund.

Sincerely,

E*TRADE Funds


*Standard & Poor'sTM," "S&PTM", "S&P 500TM", "Standard & Poor's 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by E*TRADE Asset Management, Inc. for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Fund began operations on February 17,1999. Index Comparisons began on March 1, 1999.

*** "Dow JonesSM" and "Dow Jones U.S. Financial Sector IndexSM" are service marks of Dow Jones & Company Inc. and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

**** Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with E*TRADE Asset Management or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.


FINANCIAL MARKETS COMMENTARY

After a robust stock market performance in 1999 led by the technology sector, the S&P 500 index suffered a volatile year in 2000. Responding to economic data, investors shifted back and forth from technology and growth stocks to value and "old economy" stocks. The Federal Reserve Board (the "Fed"), concerned that the US economy was over-heating, attempted to control inflation and provide a "soft landing" by raising interest rates.

Economic indicators released in early 2000 rekindled inflationary concerns. Most notably, the 1999 Gross Domestic Product ("GDP") growth rate was revised upward from 6.9% to 7.3%, and the fourth quarter Employment Cost Index was higher than estimated. Retail sales for December were also up 1.2%, consistent with consumer confidence, which was at the highest level in thirty-two years. Concerns over strong consumer spending in a tight labor market brought action from the Fed. Its chairman, Alan Greenspan, announced his intention to raise interest rates until the economy was sufficiently slowed, targeting 3-4% annual growth for the GDP.

In January and February, value stocks outpaced growth stocks. The Fed raised the federal funds rate a quarter point in February and again in March. The S&P 500 Index hit a new all-time high of 1552.87 on March 24th. The technology sector of the S&P 500 Index, which had faltered in January, made a strong comeback in February and March.

The Nasdaq reached a new high of 5048.62 on March 10th, and the quarter ended with the S&P 500 Index up 2.29%, and growth sectors outpacing value sectors.

The second quarter repeated the month-to-month volatility of the first. The US District Court's ruling against Microsoft on April 3rd sent the stock tumbling more than 14%, triggering a sell-off among technology stocks. A 0.50% rate increase by the Fed on May 16th sent stocks tumbling again. This was the sixth increase in 12 months, and the new rate of 6.5% was the highest since January 1991. The market recovered partially when June economic data reported lower home sales and durable goods orders, showing that the economy was slowing. Many investors repeated the same pattern of returning to growth issues when economic data showed signs of a "soft landing." The S&P 500 Index ended the second quarter down 2.66%.

High oil prices, a weak euro, and a slower economy, created new concerns over corporate profits in the third quarter. High month-to-month market volatility continued with downward swings in July and September, and an upward trend in August, when lower than expected US retail sales numbers eased investor concerns about the threat of inflation and higher interest rates. Profit warnings from Intel and Apple Computer sent their stocks down almost 50%. The technology weighting in the S&P 500 Index declined from a March high of approximately 35% to about 22% at the end of the year. The third quarter finished with the S&P 500 Index off 0.97%.

Profit concerns accelerated in the fourth quarter. The annualized GDP growth rate was revised downward to 2.4%, below the 3-4% targeted by the Federal Reserve Board. Stock prices of highly valued technology stocks came under pressure after earnings warnings from leaders such as IBM and Nortel Networks. Profits of the technology sector, which had been 42% in the third quarter, fell to 4% in the fourth. The loss in valuation of the technology sector brought the S&P 500 Index down 7.82% for the fourth quarter, and down 9.10% for the year. The S&P 500 Barra Indexes show the year's retreat from growth sectors to value sectors. The S&P 500 Barra Value Index rose 6.08% for the year, while the corresponding Growth Index was down 22.08%.

E*TRADE S&P 500 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------


ASSETS:
Investment in S&P 500 Master Portfolio ("Master Portfolio"),
  at market value (Note 1)                                                    $62,870,218
Receivable for fund shares sold                                                   189,539
                                                                              -----------
Total Assets                                                                   63,059,757
                                                                              -----------
LIABILITIES:
Payable for fund shares redeemed                                                  105,331
Accrued administration fee (Note 2)                                                52,118
Accrued advisory fee (Note 2)                                                       3,669
                                                                              -----------
Total Liabilities                                                                 161,118
                                                                              -----------
NET ASSETS                                                                    $62,898,639
                                                                              ===========
NET ASSETS CONSIST OF:
       Paid-in capital                                                         67,666,631
       Undistributed net investment income                                             25
       Undistributed net realized (loss) on investments                          (141,364)
       Net unrealized depreciation of investments and futures contracts        (4,626,653)
                                                                              -----------
NET ASSETS                                                                    $62,898,639
                                                                              ===========
Shares outstanding (unlimited authorized, par value $0.01)                      6,000,023
                                                                              ===========
Net asset value, offering price and redemption price per share                $     10.48
                                                                              ===========

--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

E*TRADE S&P 500 INDEX FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
       Dividends                                                                      $   640,265
       Interest                                                                            82,754
       Expenses (Note 2)                                                                  (28,558)
                                                                                      -----------
Net investment income allocated from Master Portfolio                                     694,461
                                                                                      -----------
FUND EXPENSES (NOTE 2):
       Administration fee                                                                 142,469
       Advisory fee                                                                        11,356
       Trustee fees                                                                           878
                                                                                      -----------
Total fund expenses before waiver of Trustee fees                                         154,703
       Waived Trustee fees (Note 2)                                                          (878)
                                                                                      -----------
Net Expenses                                                                              153,825
                                                                                      -----------
Net Investment Income                                                                     540,636
                                                                                      -----------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FUTURES CONTRACTS ALLOCATED FROM MASTER PORTFOLIO
       Net realized gain on sale of investments                                         2,563,321
       Net change in unrealized appreciation (depreciation) of investments             (8,903,540)
       Net change in unrealized appreciation (depreciation) of futures contracts         (102,340)
                                                                                      -----------
Net realized and unrealized loss on investments and futures contracts allocated
  from Master Portfolio                                                                (6,442,559)
                                                                                      -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(5,901,923)
                                                                                      ===========

--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

E*TRADE S&P 500 INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                       FOR THE PERIOD
                                                                                                    FEBRUARY 17, 1999
                                                                                                     (COMMENCEMENT OF
                                                                                                          OPERATIONS)
                                                                                FOR THE YEAR ENDED            THROUGH
                                                                                 DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                                ------------------  -----------------
INCREASE IN NET ASSETS
OPERATIONS:
       Net investment income                                                          $    540,636       $    273,024
       Net realized gain on sale of investments                                          2,563,321            110,407
       Net change in unrealized (depreciation) appreciation of
         investments and futures contracts                                              (9,005,880)         4,379,227
                                                                                      ------------       ------------
Net (decrease) increase in net assets resulting from operations                         (5,901,923)         4,762,658
                                                                                      ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
       Distributions from net investment income                                           (573,454)          (271,224)
       Distributions from net realized gain on sale of investments                        (792,240)           (35,715)
                                                                                      ------------       ------------
Total distributions to shareholders                                                     (1,365,694)          (306,939)
                                                                                      ------------       ------------
TRANSACTIONS IN SHARES OF COMMON STOCK:
       Net proceeds from sale of shares                                                 47,816,020         59,029,508
       Value of shares issued in reinvestment of dividends and distributions             1,415,335            148,331
       Cost of shares redeemed                                                         (25,994,302)       (16,727,765)
                                                                                      ------------       ------------
Net increase in net assets resulting from transactions in shares of common stock        23,237,053         42,450,074
                                                                                      ------------       ------------
Redemption fees                                                                             23,410               --
                                                                                      ------------       ------------
Increase in Net Assets                                                                  15,992,846         46,905,793
                                                                                      ------------       ------------
NET ASSETS:
Beginning of period                                                                     46,905,793               --
                                                                                      ------------       ------------
End of period                                                                         $ 62,898,639       $ 46,905,793
                                                                                      ============       ============
SHARE TRANSACTIONS:
       Number of shares sold                                                             4,169,532          5,467,772
       Number of shares reinvested                                                         128,453             14,032
       Number of shares redeemed                                                        (2,261,371)        (1,518,395)
                                                                                      ------------       ------------
Net increase in shares outstanding                                                       2,036,614          3,963,409
                                                                                      ============       ============

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THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

E*TRADE S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD


--------------------------------------------------------------------------------

                                                                                             PERIOD FROM
                                                                                       FEBRUARY 17, 1999
                                                                                           (COMMENCEMENT
                                                                    YEAR ENDED         OF OPERATIONS) TO
                                                             DECEMBER 31, 2000(5)      DECEMBER 31, 1999(5)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 11.83                   $ 10.00
                                                                       -------                   -------
(LOSS) INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                              0.12                      0.09
       Net realized and unrealized loss (gain) on
         investments and futures contracts                               (1.22)                     1.84
                                                                       -------                   -------
TOTAL (LOSS) INCOME FROM INVESTMENT OPERATIONS                           (1.10)                     1.93
                                                                       -------                   -------
DISTRIBUTIONS TO SHAREHOLDERS:
       Distributions from net investment income                          (0.13)                    (0.09)
       Distributions from net realized gains                             (0.12)                    (0.01)
                                                                       -------                   -------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (0.25)                    (0.10)
                                                                       -------                   -------
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL                                  0.00(2)                   0.00(2)
                                                                       -------                   -------
NET ASSET VALUE, END OF PERIOD                                         $ 10.48                   $ 11.83
                                                                       =======                   =======
TOTAL RETURN                                                             (9.39)%                   19.31%(1)
RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000s omitted)                        $62,899                   $46,906
       Ratio of expenses to average net assets                            0.32%(3)                  0.32%(3)(4)
       Ratio of net investment income to average net assets               0.95%                     1.14%(4)
       Portfolio turnover rate of Master Portfolio                          11%                        7%(1)

-------------------------------------------------------------------------------------------------------------

    (1) FOR THE PERIOD FEBRUARY 17, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
    (2) ROUNDS TO LESS THAN $0.01.
    (3) THE INVESTMENT ADVISOR VOLUNTARILY AGREED TO PAY THE NON-AFFILIATED TRUSTEE EXPENSES FOR THE FUND FOR THE PERIOD FEBRUARY 17, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH MAY 9, 2000. EVEN IF SUCH ACTION HAD NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS WOULD HAVE REMAINED UNCHANGED AT 0.32% FOR THE PERIOD FROM FEBRUARY 17, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999 AND FOR THE YEAR ENDED DECEMBER 31, 2000.
    (4) ANNUALIZED.
    (5) PER SHARE AMOUNTS AND RATIOS REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF INCOME AND EXPENSES OF THE S&P 500 INDEX MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

E*TRADE S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

         E*TRADE S&P 500 Index Fund (the "Fund") is a diversified series of E*TRADE Funds (the "Trust"), an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and was formed on November 4, 1998. As of December 31, 2000 the Trust consisted of ten series: the E*TRADE Bond Index Fund, the E*TRADE E-Commerce Index Fund, the E*TRADE Extended Market Index Fund, the E*TRADE Financial Sector Index Fund, the E*TRADE Global Titans Index Fund, the E*TRADE International Index Fund, the E*TRADE Premier Money Market Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE S&P 500 Index Fund and the E*TRADE Technology Index Fund. These financial statements contain the E*TRADE S&P 500 Index Fund.

         The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index. *The Fund seeks to achieve its objective by investing in a Master Portfolio that, in turn, invests in stocks and other assets and attempts to match the total return of the stocks making up the S&P 500 Index. The Master Portfolio, in turn, invests assets and attempts to match the total return of the stocks making up the S&P 500 Index Fund.

         *"Standard & Poor's 500 (TM)" ("Standard &Poor's"), is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by E*TRADE Asset Management, Inc., the Investment Advisor, for use in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

            The following is a summary of significant accounting policies which are followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


     PRINCIPLES OF ACCOUNTING

         The Fund uses the accrual method of accounting for financial reporting purposes.


     INVESTMENT POLICY AND SECURITY VALUATION

         The Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities, a feeder fund, which is offered to the public, invests all of its assets in a master portfolio that has substantially the same investment objective as the feeder fund. It is the master portfolio that actually invests in the individual securities. The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio"), a separate series of the Master Investment Portfolio ("MIP"), a registered open-end management investment company. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 2000, the value of the Fund's investment in the Master Portfolio was 1.95% of the outstanding interests of the Master Portfolio.

         The Fund's investment in the Master Portfolio is valued at the net asset value of the Master Portfolio's shares held by the Fund. The equity securities of the Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.


     SECURITY TRANSACTIONS AND INCOME RECOGNITION

             Security transactions are accounted for by the Master Portfolio on the date the securities are purchased or sold (trade date). Revenue is recognized by the Master Portfolio as follows: dividend income is recorded on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased are not amortized. All net investment income and realized and unrealized capital gains and losses of the Master Portfolio are allocated as required by the Internal Revenue Code of 1986, as amended (the "Code").

             The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     DISTRIBUTIONS TO SHAREHOLDERS

             Distributions to shareholders from net investment income of the Fund are declared and distributed quarterly. Dividends to shareholders from any net realized capital gains are declared and distributed annually, generally in December. Such distributions to shareholders are recorded on the ex-dividend date.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

         At December 31, 2000, the Fund reclassified approximately $2 million from undistributed net realized gain on investments to paid-in capital resulting from the permanent tax effects of a redemption-in-kind at the Master Portfolio.


     FEDERAL INCOME TAXES

         The Fund is treated as a separate entity from each other series of the Trust for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2000.

     REDEMPTION FEES

         For redemptions made after September 30, 2000 shares held in the Fund for less than four months are subject to a fee of 1.00%, calculated as a percentage of redemption proceeds. For shares held in the Fund that were redeemed between January 21, 2000 and October 1, 2000 and within four months from the date of purchase, the redemption fee was 0.50%. Prior to January 21, 2000, redemptions of shares held less than four months were subject to a fee equal to $24.95. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

         E*TRADE Asset Management, Inc. (the "Investment Advisor"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment advisor for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its service as investment advisor, the Investment Advisor is paid a fee by the Fund at an annual rate of 0.02% of the Fund's average daily net assets.

         Pursuant to an investment advisory contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services in connection with the management of the Master Portfolio's assets. For its services, BGFA is entitled to receive a fee from the Master Portfolio at a annual rate equal to 0.05% of the average daily net assets of the Master Portfolio. The Fund records daily its proportionate share of the Master Portfolio's advisory fees, described above, in addition to income, expenses and realized and unrealized gains and losses.

         The Investment Advisor also provides administrative services to the Fund, pursuant to an administrative services agreement ("Administrative Agreement"). Services provided by the Investment Advisor acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and reporting to the Board of Trustees concerning its activities pursuant to the Administrative Agreement. The Fund pays the Investment Advisor a monthly fee calculated at an annual rate of 0.25% of its average daily net assets for its services as administrator of the Fund.

         PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Fund. Investors Bank & Trust Company ("IBT") serves as sub-administrator, accounting services agent and custodian for the Fund.

         E*TRADE Securities, Inc., a wholly owned subsidiary of E*TRADE Group, serves as the shareholder servicing agent (the "Shareholder Servicing Agent") for the Fund. The Shareholder Servicing Agent provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. E*TRADE Securities, Inc. also serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund.

         Subject to a limitation of 0.0049% of the Fund's average daily net assets, the Fund was obligated to pay Trustee fees and expenses and certain other direct expenses of the Fund. The Investment Advisor voluntarily agreed to reimburse such expenses for the year ended December 31, 2000. Effective May 9, 2000, such Trustee fees and expenses are no longer a direct expense of the Fund, but rather those expenses are paid by the Investment Advisor pursuant to an amendment to the Administrative Agreement.

3. PORTFOLIO SECURITIES LOANED

         As of December 31, 2000, the Master Portfolio had loaned securities, which were collateralized by cash, money market mutual funds and repurchase agreements. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral are disclosed in the Master Portfolio's financial statements.


4. CHANGE IN ACCOUNTING POLICY

         In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities of E*TRADE S&P 500 Index Fund (the "Fund") (one of ten funds comprising the E*TRADE Funds) as of December 31, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 17, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America . Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE S&P 500 Index Fund as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period February 17, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Los Angeles, California
February 21, 2001


      TAX INFORMATION - UNAUDITED

         Pursuant to section 852 of the Internal Revenue Code, the Fund designates $762,499 as capial gains dividends for the year ended December 31, 2000.

         For corporate shareholders, 97.50% of the income dividends paid by the Fund during the year ended December 31, 2000 qualified for dividends received deduction.

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2000


         SECURITY                                                                           SHARES                   VALUE
         ------------------------------------------------------------------------------------------------------------------
         COMMON STOCKS--98.11%
         ADVERTISING--0.23%
         ------------------------------------------------------------------------------------------------------------------
         Interpublic Group of Companies Inc.                                                82,980               3,531,836
         Omnicom Group Inc.                                   *                             47,726               3,955,292
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,487,128
         ------------------------------------------------------------------------------------------------------------------

         AEROSPACE / DEFENSE--1.53%
         ------------------------------------------------------------------------------------------------------------------
         Boeing Co.                                                                        239,661              15,817,626
         General Dynamics Corp.                                                             53,766               4,193,748
         Goodrich (B.F.) Co.                                                                27,496               1,000,167
         Honeywell International Inc.                                                      215,192              10,181,272
         Lockheed Martin Corp.                                                             116,152               3,943,360
         Northrop Grumman Corp.                                                             19,325               1,603,975
         Raytheon Co. "B"                                                                   91,716               2,848,928
         United Technologies Corp.                                                         126,426               9,940,244
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                49,529,320
         ------------------------------------------------------------------------------------------------------------------

         AIRLINES--0.26%
         ------------------------------------------------------------------------------------------------------------------
         AMR Corp.                                            +                             40,730               1,596,107
         Delta Air Lines Inc.                                                               33,183               1,665,372
         Southwest Airlines Co.                                                            135,467               4,542,209
         US Airways Group Inc.                                +                             18,173                 737,142
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,540,830
         ------------------------------------------------------------------------------------------------------------------

         APPAREL--0.19%
         ------------------------------------------------------------------------------------------------------------------
         Liz Claiborne Inc.                                                                 14,054                 584,998
         Nike Inc. "B"                                                                      72,886               4,067,950
         Reebok International Ltd.                            +                             15,441                 422,157
         VF Corp.                                                                           30,647               1,110,647
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,185,752
         ------------------------------------------------------------------------------------------------------------------

         AUTO MANUFACTURERS--0.65%
         ------------------------------------------------------------------------------------------------------------------
         Ford Motor Company                                                                505,692              11,852,156
         General Motors Corp. "A"                                                          152,432               7,764,505
         Navistar International Corp.                         +                             16,072                 420,886
         PACCAR Inc.                                                                        20,643               1,016,668
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                21,054,215
         ------------------------------------------------------------------------------------------------------------------

         AUTO PARTS & EQUIPMENT--0.16%
         ------------------------------------------------------------------------------------------------------------------
         Cooper Tire & Rubber Co.                                                           19,587                 208,112
         Dana Corp.                                                                         39,873                 610,555
         Delphi Automotive Systems Corp.                                                   151,018               1,698,953
         Goodyear Tire & Rubber Co.                                                         42,493                 976,914
         TRW Inc.                                                                           33,540               1,299,675
         Visteon Corp.                                                                      35,355                 406,583
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,200,792
         ------------------------------------------------------------------------------------------------------------------

         BANKS--5.90%
         ------------------------------------------------------------------------------------------------------------------


         AmSouth Bancorp                                                                   101,274               1,544,429
         Bank of America Corp.                                                             439,187              20,147,704
         Bank of New York Co. Inc.                                                         199,882              11,030,988
         Bank One Corp.                                                                    312,146              11,432,347
         BB&T Corp.                                                                        107,040               3,993,930
         Charter One Financial Inc.                                                         56,106               1,620,061
         Chase Manhattan Corp.                                                             353,607              16,067,018
         Comerica Inc.                                                                      42,305               2,511,859
         Fifth Third Bancorp                                                               124,672               7,449,152
         First Union Corp.                                                                 264,408               7,353,848
         Firstar Corp.                                                                     256,386               5,960,975
         FleetBoston Financial Corp.                                                       244,164               9,171,410
         Golden West Financial Corp.                                                        42,705               2,882,587
         Huntington Bancshares Inc.                                                         67,709               1,096,039
         KeyCorp                                                                           114,832               3,215,296
         Mellon Financial Corp.                                                            131,742               6,480,060
         National City Corp.                                                               164,158               4,719,542
         Northern Trust Corp.                                                               59,804               4,877,764
         Old Kent Financial Corp.                                                           37,400               1,636,250
         PNC Financial Services Group                                                       77,995               5,698,510
         Regions Financial Corp.                                                            59,797               1,633,206
         SouthTrust Corp.                                                                   45,482               1,850,549
         State Street Corp.                                                                 43,573               5,412,202
         Summit Bancorp                                                                     47,130               1,799,777
         SunTrust Banks Inc.                                                                79,856               5,030,928
         Synovus Financial Corp.                                                            76,781               2,068,288
         Union Planters Corp.                                                               36,412               1,301,729
         US Bancorp Inc.                                                                   203,241               5,932,097
         Wachovia Corp.                                                                     54,873               3,189,493
         Washington Mutual Inc.                                                            145,477               7,719,373
         Wells Fargo & Company                                                             461,170              25,681,404
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               190,508,815
         ------------------------------------------------------------------------------------------------------------------

         BEVERAGES--2.33%
         ------------------------------------------------------------------------------------------------------------------
         Anheuser-Busch Companies Inc.                                                     243,386              11,074,063
         Brown-Forman Corp. "B"                                                             18,470               1,228,255
         Coca-Cola Co.                                                                     669,145              40,776,023
         Coca-Cola Enterprises Inc.                           *                            112,735               2,141,965
         Coors (Adolf) Company "B"                                                          10,003                 803,366
         PepsiCo Inc.                                                                      389,605              19,309,798
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                75,333,470
         ------------------------------------------------------------------------------------------------------------------

         BIOTECHNOLOGY--0.86%
         ------------------------------------------------------------------------------------------------------------------
         Amgen Inc.                                           +                            278,742              17,822,067
         Applera Corp. - Applied Biosystems Group                                           56,733               5,336,448
         Biogen Inc.                                          +                             39,988               2,401,779
         Chiron Corp.                                         +                             51,620               2,297,090
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                27,857,384
         ------------------------------------------------------------------------------------------------------------------

         BUILDING MATERIALS--0.14%
         ------------------------------------------------------------------------------------------------------------------
         Masco Corp.                                                                       120,443               3,093,880
         Vulcan Materials Co.                                                               27,248               1,304,498
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,398,378
         ------------------------------------------------------------------------------------------------------------------

         CHEMICALS--1.13%
         ------------------------------------------------------------------------------------------------------------------
         Air Products & Chemicals Inc.                                                      61,830               2,535,030
         Ashland Inc.                                                                       18,960                 680,474
         Dow Chemical Co.                                                                  183,033               6,703,584
         Du Pont (E.I.) de Nemours                                                         281,420              13,596,104


         Eastman Chemical Co.                                                               20,711               1,009,661
         Engelhard Corp.                                                                    34,520                 703,345
         Great Lakes Chemical Corp.                                                         13,575                 504,820
         Hercules Inc.                                                                      28,930                 551,478
         PPG Industries Inc.                                                                45,624               2,112,962
         Praxair Inc.                                                                       42,824               1,900,315
         Rohm & Haas Co. "A"                                                                59,282               2,152,678
         Sherwin-Williams Co.                                                               43,387               1,141,620
         Sigma-Aldrich Corp.                                                                20,748                 815,656
         Union Carbide Corp.                                                                36,557               1,967,224
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                36,374,951
         ------------------------------------------------------------------------------------------------------------------

         COMMERCIAL SERVICES--0.60%
         ------------------------------------------------------------------------------------------------------------------
         Block (H & R) Inc.                                                                 24,704               1,022,128
         Cendant Corp.                                        +                            196,668               1,892,934
         Convergys Corp.                                      +                             41,599               1,884,955
         Deluxe Corp.                                         *                             19,610                 495,545
         Donnelley (R.R.) & Sons Co.                          *                             32,943                 889,461
         Ecolab Inc.                                                                        34,299               1,481,288
         Equifax Inc.                                                                       38,271               1,097,899
         McKesson HBOC Inc.                                                                 76,669               2,751,650
         Moody's Corp.                                                                      43,833               1,125,960
         Paychex Inc.                                                                      100,434               4,883,603
         Quintiles Transnational Corp.                        +                             31,124                 651,659
         Robert Half International Inc.                       +                             47,930               1,270,145
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                19,447,227
         ------------------------------------------------------------------------------------------------------------------

         COMPUTERS--7.64%
         ------------------------------------------------------------------------------------------------------------------
         Apple Computer Inc.                                  +                             87,659               1,303,928
         Ceridian Corp.                                       +                             39,354                 784,620
         Cisco Systems Inc.                                   +                          1,942,161              74,287,658
         Compaq Computer Corp.                                                             458,720               6,903,736
         Computer Sciences Corp.                              +                             45,447               2,732,501
         Dell Computer Corp.                                  +                            698,011              12,171,567
         Electronic Data Systems Corp.                                                     126,163               7,285,913
         EMC Corp.                                            +                            590,418              39,262,797
         Gateway Inc.                                         +                             87,219               1,569,070
         Hewlett-Packard Co.                                                               533,570              16,840,803
         International Business Machines Corp.                                             473,443              40,242,655
         Lexmark International Group Inc. "A"                 +                             34,335               1,521,470
         NCR Corp.                                            +                             26,030               1,278,724
         Network Appliance Inc.                               +                             85,236               5,475,081
         Sapient Corp.                                        +                             32,694                 390,285
         Sun Microsystems Inc.                                +                            868,862              24,219,528
         Unisys Corp.                                         +                             84,424               1,234,701
         Veritas Software Corp.                               +                            105,298               9,213,575
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               246,718,612
         ------------------------------------------------------------------------------------------------------------------

         COSMETICS / PERSONAL CARE--1.93%
         ------------------------------------------------------------------------------------------------------------------
         Alberto-Culver Co. "B"                                                             15,156                 648,866
         Avon Products Inc.                                                                 64,224               3,074,724
         Colgate-Palmolive Co.                                                             154,390               9,965,874
         Gillette Co.                                                                      284,199              10,266,689
         International Flavors & Fragrances Inc.                                            26,389                 536,027
         Kimberly-Clark Corp.                                                              143,986              10,178,370
         Procter & Gamble Co.                                                              351,786              27,593,214
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                62,263,764
         ------------------------------------------------------------------------------------------------------------------

         DISTRIBUTION / WHOLESALE--0.22%
         ------------------------------------------------------------------------------------------------------------------


         Costco Wholesale Corp.                               +                            120,694               4,820,217
         Genuine Parts Co.                                                                  46,718               1,223,428
         Grainger (W.W.) Inc.                                                               25,347                 925,165
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,968,810
         ------------------------------------------------------------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES--6.93%
         ------------------------------------------------------------------------------------------------------------------
         American Express Co.                                                              358,880              19,715,970
         Bear Stearns Companies Inc.                                                        28,760               1,457,773
         Capital One Financial Corp.                                                        53,158               3,498,461
         CIT Group Inc. (The)                                                               70,714               1,423,119
         Citigroup Inc.                                                                  1,356,413              69,261,825
         Countrywide Credit Industries Inc.                                                 30,845               1,549,961
         Fannie Mae                                                                        271,787              23,577,522
         Franklin Resources Inc.                                                            65,788               2,506,523
         Freddie Mac                                                                       187,588              12,920,124
         Household International Inc.                                                      127,064               6,988,520
         Lehman Brothers Holdings Inc.                                                      64,374               4,353,292
         MBNA Corp.                                                                        229,838               8,489,641
         Merrill Lynch & Co. Inc.                                                          218,606              14,906,197
         Morgan (J.P.) & Co. Inc.                                                           43,284               7,163,502
         Morgan Stanley Dean Witter & Co.                                                  302,376              23,963,298
         Price (T. Rowe) Group Inc.                                                         32,773               1,385,171
         Providian Financial Corp.                                                          77,208               4,439,460
         Schwab (Charles) Corp.                                                            373,299              10,592,359
         Stilwell Financial Inc.                                                            60,038               2,367,749
         USA Education Inc.                                   *                             44,351               3,015,868
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               223,576,335
         ------------------------------------------------------------------------------------------------------------------

         ELECTRIC--2.57%
         ------------------------------------------------------------------------------------------------------------------
         AES Corp.                                            *+                           123,745               6,852,379
         Allegheny Energy Inc.                                                              29,790               1,435,506
         Ameren Corp.                                                                       37,076               1,717,082
         American Electric Power Inc.                                                       86,829               4,037,548
         Calpine Corp.                                        *+                            76,020               3,425,651
         Cinergy Corp.                                                                      42,969               1,509,286
         CMS Energy Corp.                                                                   32,597               1,032,917
         Consolidated Edison Inc.                                                           57,137               2,199,774
         Constellation Energy Group Inc.                                                    40,673               1,832,827
         Dominion Resources Inc.                                                            64,546               4,324,582
         DTE Energy Co.                                                                     38,560               1,501,430
         Duke Energy Corp.                                                                  99,504               8,482,716
         Edison International                                                               87,885               1,373,203
         Entergy Corp.                                                                      60,091               2,542,600
         Exelon Corp.                                                                       85,944               6,034,128
         FirstEnergy Corp.                                                                  60,846               1,920,452
         FPL Group Inc.                                                                     47,661               3,419,677
         GPU Inc.                                                                           32,767               1,206,235
         Niagara Mohawk Holdings Inc.                         +                             43,287                 722,352
         NiSource Inc.                                                                      54,936               1,689,282
         PG&E Corp.                                                                        104,512               2,090,240
         Pinnacle West Capital Corp.                                                        22,869               1,089,136
         PP&L Resources Inc.                                                                39,091               1,766,425
         Progress Energy Inc.                                                               55,441               2,727,004
         Public Service Enterprise Group Inc.                                               57,793               2,810,185
         Reliant Energy Inc.                                                                79,444               3,440,918
         Southern Co.                                                                      182,313               6,061,907
         TXU Corporation                                                                    69,642               3,086,011
         Xcel Energy Inc.                                                                   91,915               2,671,280
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                83,002,733
         ------------------------------------------------------------------------------------------------------------------


         ------------------------------------------------------------------------------------------------------------------

         ELECTRICAL COMPONENTS & EQUIPMENT--0.39%
         ------------------------------------------------------------------------------------------------------------------
         American Power Conversion Corp.                      +                             52,536                 650,133
         Emerson Electric Co.                                                              115,216               9,080,461
         Molex Inc.                                           *                             52,747               1,872,518
         Power-One Inc.                                       +                             21,140                 831,066
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                12,434,178
         ------------------------------------------------------------------------------------------------------------------

         ELECTRONICS--0.76%
         ------------------------------------------------------------------------------------------------------------------
         Agilent Technologies Inc.                            +                            122,221               6,691,600
         Johnson Controls Inc.                                                              23,173               1,204,996
         Millipore Corp.                                                                    12,550                 790,650
         Parker Hannifin Corp.                                                              31,437               1,387,158
         PerkinElmer Inc.                                                                   13,472               1,414,560
         Sanmina Corp.                                        +                             40,918               3,135,342
         Solectron Corp.                                      +                            171,835               5,825,206
         Symbol Technologies Inc.                             *                             39,560               1,424,160
         Tektronix Inc.                                                                     25,464                 857,819
         Thermo Electron Corp.                                +                             48,488               1,442,518
         Thomas & Betts Corp.                                                               15,653                 253,383
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                24,427,392
         ------------------------------------------------------------------------------------------------------------------

         ENGINEERING & CONSTRUCTION--0.02%
         ------------------------------------------------------------------------------------------------------------------
         Fluor Corp.                                          +                             20,409                 674,784
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                   674,784
         ------------------------------------------------------------------------------------------------------------------

         ENVIRONMENTAL CONTROL--0.17%
         ------------------------------------------------------------------------------------------------------------------
         Allied Waste Industries Inc.                         +                             53,109                 773,400
         Waste Management Inc.                                                             167,795               4,656,311
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,429,711
         ------------------------------------------------------------------------------------------------------------------

         FOOD--2.21%
         ------------------------------------------------------------------------------------------------------------------
         Albertson's Inc.                                                                  113,551               3,009,102
         Archer-Daniels-Midland Co.                                                        170,909               2,563,635
         Campbell Soup Co.                                                                 113,591               3,933,088
         ConAgra Foods Inc.                                                                143,913               3,741,738
         General Mills Inc.                                                                 76,322               3,401,099
         Heinz (H.J.) Co.                                                                   93,628               4,441,478
         Hershey Foods Corp.                                                                36,745               2,365,459
         Kellogg Co.                                                                       109,503               2,874,454
         Kroger Co.                                           +                            222,137               6,011,583
         Quaker Oats Co.                                                                    35,422               3,449,217
         Ralston Purina Group                                                               82,774               2,162,471
         Safeway Inc.                                         +                            135,259               8,453,687
         Sara Lee Corp.                                                                    224,963               5,525,654
         SUPERVALU Inc.                                                                     35,681                 495,074
         Sysco Corp.                                                                       180,340               5,410,200
         Unilever NV - NY Shares                                                           154,234               9,707,102
         Winn-Dixie Stores Inc.                                                             37,681                 730,069
         Wrigley (William Jr.) Co.                                                          30,495               2,921,802
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                71,196,912
         ------------------------------------------------------------------------------------------------------------------

         FOREST PRODUCTS & PAPER--0.46%
         ------------------------------------------------------------------------------------------------------------------
         Boise Cascade Corp.                                                                15,546                 522,734
         Georgia-Pacific Corp.                                                              60,580               1,885,553
         International Paper Co.                                                           129,866               5,300,156
         Louisiana-Pacific Corp.                                                            28,087                 284,381
         Mead Corp.                                                                         27,097                 850,168


         Potlatch Corp.                                                                      7,722                 259,170
         Temple-Inland Inc.                                                                 13,318                 714,178
         Westvaco Corp.                                                                     27,182                 793,375
         Weyerhaeuser Co.                                                                   59,063               2,997,447
         Willamette Industries Inc.                                                         29,592               1,388,975
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                14,996,137
         ------------------------------------------------------------------------------------------------------------------

         GAS--0.13%
         ------------------------------------------------------------------------------------------------------------------
         KeySpan Corp.                                                                      36,383               1,541,730
         NICOR Inc.                                                                         12,349                 533,322
         ONEOK Inc.                                                                          7,933                 382,271
         Peoples Energy Corp.                                                                9,565                 428,034
         Sempra Energy                                                                      55,125               1,281,656
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,167,013
         ------------------------------------------------------------------------------------------------------------------

         HAND / MACHINE TOOLS--0.06%
         ------------------------------------------------------------------------------------------------------------------
         Black & Decker Corp.                                                               21,874                 858,554
         Snap-On Inc.                                                                       15,751                 439,059
         Stanley Works (The)                                                                23,180                 722,926
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,020,539
         ------------------------------------------------------------------------------------------------------------------

         HEALTH CARE--3.16%
         ------------------------------------------------------------------------------------------------------------------
         Bard (C.R.) Inc.                                                                   13,767                 641,026
         Bausch & Lomb Inc.                                                                 14,470                 585,131
         Baxter International Inc.                                                          79,351               7,007,685
         Becton Dickinson & Co.                                                             68,305               2,365,061
         Biomet Inc.                                                                        48,040               1,906,588
         Boston Scientific Corp.                              +                            109,427               1,497,782
         Guidant Corp.                                        +                             83,030               4,478,431
         HCA - The Healthcare Company                                                      149,084               6,561,187
         Healthsouth Corp.                                    +                            104,309               1,701,541
         Humana Inc.                                          +                             45,699                 696,910
         Johnson & Johnson                                                                 375,118              39,410,835
         Manor Care Inc.                                      +                             27,629                 569,848
         Medtronic Inc.                                                                    324,222              19,574,903
         St. Jude Medical Inc.                                +                             22,905               1,407,226
         Stryker Corp.                                                                      52,720               2,667,105
         Tenet Healthcare Corp.                                                             85,498               3,799,317
         UnitedHealth Group Inc.                                                            86,056               5,281,687
         Wellpoint Health Networks Inc.                       +                             16,800               1,936,200
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               102,088,463
         ------------------------------------------------------------------------------------------------------------------

         HOME BUILDERS--0.05%
         ------------------------------------------------------------------------------------------------------------------
         Centex Corp.                                                                       15,950                 599,122
         Kaufman & Broad Home Corp.                           *                             11,567                 389,663
         Pulte Corp.                                                                        11,041                 465,792
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,454,577
         ------------------------------------------------------------------------------------------------------------------

         HOME FURNISHINGS--0.08%
         ------------------------------------------------------------------------------------------------------------------
         Leggett & Platt Inc.                                                               52,886               1,001,529
         Maytag Corp.                                                                       20,724                 669,644
         Whirlpool Corp.                                                                    18,034                 859,996
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,531,169
          ------------------------------------------------------------------------------------------------------------------

         HOUSEHOLD PRODUCTS / WARES--0.22%
         ------------------------------------------------------------------------------------------------------------------
         American Greetings Corp. "A"                                                       17,176                 162,099
         Avery Dennison Corp.                                                               29,728               1,631,324
         Clorox Co.                                                                         63,593               2,257,551
         Fortune Brands Inc.                                                                41,718               1,251,540


         Newell Rubbermaid Inc.                               *                             71,940               1,636,635
         Tupperware Corp.                                                                   15,572                 318,253
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,257,402
         ------------------------------------------------------------------------------------------------------------------

         INSURANCE--4.34%
         ------------------------------------------------------------------------------------------------------------------
         Aetna Inc.                                           +                             38,135               1,565,918
         AFLAC Inc.                                                                         71,636               5,171,224
         Allstate Corp.                                                                    197,398               8,599,150
         Ambac Financial Group Inc.                                                         28,395               1,655,783
         American General Corp.                                                             67,912               5,534,828
         American International Group Inc.                                                 628,067              61,903,854
         AON Corp.                                                                          69,093               2,366,418
         Chubb Corp.                                                                        47,246               4,086,779
         CIGNA Corp.                                                                        41,490               5,489,127
         Cincinnati Financial Corp.                                                         43,415               1,717,606
         Conseco Inc.                                         *                             87,774               1,157,520
         Hartford Financial Services Group Inc.                                             60,868               4,298,803
         Jefferson-Pilot Corp.                                                              27,823               2,079,769
         Lincoln National Corp.                                                             51,681               2,445,157
         Loews Corp.                                                                        26,619               2,756,730
         Marsh & McLennan Companies Inc.                                                    74,304               8,693,568
         MBIA Inc.                                                                          26,516               1,965,499
         MetLife Inc.                                                                      206,229               7,218,015
         MGIC Investment Corp.                                                              28,810               1,942,874
         Progressive Corporation                                                            19,758               2,047,423
         SAFECO Corp.                                                                       34,489               1,133,826
         St. Paul Companies Inc.                                                            58,710               3,188,687
         Torchmark Corp.                                                                    34,061               1,309,220
         UNUMProvident Corp.                                                                65,009               1,747,117
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               140,074,895
         ------------------------------------------------------------------------------------------------------------------

         IRON / STEEL--0.05%
         ------------------------------------------------------------------------------------------------------------------
         Allegheny Technologies Inc.                                                        21,745                 345,202
         Nucor Corp.                                                                        20,992                 833,120
         USX-U.S. Steel Group Inc.                                                          23,878                 429,804
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,608,126
         ------------------------------------------------------------------------------------------------------------------

         LEISURE TIME--0.31%
         ------------------------------------------------------------------------------------------------------------------
         Brunswick Corp.                                                                    23,519                 386,594
         Carnival Corp. "A"                                                                157,679               4,858,484
         Harley-Davidson Inc.                                                               81,770               3,250,357
         Sabre Holdings Corp.                                                               34,886               1,504,459
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,999,894
         ------------------------------------------------------------------------------------------------------------------

         LODGING--0.20%
         ------------------------------------------------------------------------------------------------------------------
         Harrah's Entertainment Inc.                          +                             31,522                 831,393
         Hilton Hotels Corp.                                                                99,377               1,043,458
         Marriott International Inc. "A"                      *                             64,745               2,735,476
         Starwood Hotels & Resorts Worldwide Inc.                                           52,090               1,836,172
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,446,499
         ------------------------------------------------------------------------------------------------------------------

         MACHINERY--0.45%
         ------------------------------------------------------------------------------------------------------------------
         Briggs & Stratton Corp.                                                             5,828                 258,618
         Caterpillar Inc.                                                                   92,757               4,388,566
         Cummins Engine Company Inc.                                                        11,253                 426,911
         Deere & Co.                                                                        63,260               2,898,099
         Dover Corp.                                                                        54,724               2,219,742
         Ingersoll-Rand Co.                                                                 43,353               1,815,407
         McDermott International Inc.                                                       16,299                 175,214


         Rockwell International Corp.                                                       49,453               2,355,199
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                14,537,756
         ------------------------------------------------------------------------------------------------------------------

         MANUFACTURERS--5.74%
         ------------------------------------------------------------------------------------------------------------------
         Cooper Industries Inc.                                                             25,167               1,156,109
         Crane Co.                                                                          16,374                 465,636
         Danaher Corp.                                                                      38,309               2,619,378
         Eastman Kodak Co.                                                                  80,917               3,186,107
         Eaton Corp.                                                                        18,851               1,417,360
         FMC Corp.                                            +                              8,237                 590,490
         General Electric Co.                                                            2,673,790             128,174,808
         Illinois Tool Works Inc.                                                           81,474               4,852,795
         ITT Industries Inc.                                                                23,730                 919,537
         Minnesota Mining & Manufacturing Co.                                              106,482              12,831,081
         National Service Industries Inc.                                                   10,994                 282,408
         Pall Corp.                                                                         33,251                 708,662
         Textron Inc.                                                                       38,358               1,783,647
         Tyco International Ltd.                                                           471,925              26,191,837
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               185,179,855
         ------------------------------------------------------------------------------------------------------------------

         MEDIA--3.43%
         ------------------------------------------------------------------------------------------------------------------
         America Online Inc.                                  +                            630,339              21,935,797
         Clear Channel Communications Inc.                    +                            157,745               7,640,773
         Comcast Corp. "A"                                    +                            243,587              10,169,757
         Dow Jones & Co. Inc.                                                               23,580               1,335,218
         Gannett Co. Inc.                                                                   71,220               4,491,311
         Harcourt General Inc.                                                              19,719               1,127,927
         Knight Ridder Inc.                                   *                             19,794               1,125,784
         McGraw-Hill Companies Inc.                                                         52,648               3,086,489
         Meredith Corp.                                                                     13,565                 436,623
         New York Times Co. "A"                                                             43,940               1,760,346
         Time Warner Inc.                                                                  359,396              18,774,847
         Tribune Co.                                                                        81,494               3,443,121
         Viacom Inc. "B"                                      +                            408,226              19,084,566
         Walt Disney Co. (The)                                                             562,493              16,277,141
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               110,689,700
         ------------------------------------------------------------------------------------------------------------------

         METAL FABRICATE / HARDWARE--0.01%
         ------------------------------------------------------------------------------------------------------------------
         Timken Co.                                                                         16,230                 245,479
         Worthington Industries Inc.                                                        23,154                 186,679
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                   432,158
         ------------------------------------------------------------------------------------------------------------------

         MINING--0.52%
         ------------------------------------------------------------------------------------------------------------------
         Alcan Aluminium Ltd.                                 *                             87,206               2,981,355
         Alcoa Inc.                                                                        233,401               7,818,933
         Barrick Gold Corp.                                                                106,829               1,749,859
         Freeport-McMoRan Copper & Gold Inc.                  +                             40,178                 344,024
         Homestake Mining Company                                                           71,219                 298,230
         Inco Ltd.                                            +                             48,949                 820,385
         Newmont Mining Corp.                                                               45,459                 775,644
         Phelps Dodge Corp.                                                                 21,233               1,185,067
         Placer Dome Inc.                                                                   88,365                 850,513
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                16,824,010
         ------------------------------------------------------------------------------------------------------------------

         OFFICE / BUSINESS EQUIPMENT--0.10%
         ------------------------------------------------------------------------------------------------------------------
         Pitney Bowes Inc.                                                                  68,067               2,254,719
         Xerox Corp.                                                                       180,122                 833,064
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,087,783
         ------------------------------------------------------------------------------------------------------------------



         OIL & GAS PRODUCERS--5.83%
         ------------------------------------------------------------------------------------------------------------------
         Amerada Hess Corp.                                   *                             23,908               1,746,778
         Anadarko Petroleum Corp.                                                           67,153               4,773,235
         Apache Corp.                                                                       33,296               2,332,801
         Burlington Resources Inc.                                                          58,092               2,933,646
         Chevron Corp.                                                                     173,201              14,624,659
         Coastal Corp.                                                                      58,300               5,148,619
         Conoco Inc.                                                                       168,220               4,867,866
         Devon Energy Corp.                                                                 34,670               2,113,830
         EOG Resources Inc.                                                                 31,490               1,722,109
         Exxon Mobil Corp.                                                                 937,998              81,547,201
         Kerr-McGee Corp.                                                                   25,437               1,702,689
         Kinder Morgan Inc.                                                                 30,850               1,609,984
         Nabors Industries Inc.                               +                             39,700               2,348,255
         Occidental Petroleum Corp.                                                         99,648               2,416,464
         Phillips Petroleum Co.                                                             68,915               3,919,541
         Rowan Companies Inc.                                 +                             25,469                 687,663
         Royal Dutch Petroleum Co. - NY Shares                                             578,651              35,044,551
         Sunoco Inc.                                                                        22,912                 771,848
         Texaco Inc.                                                                       148,429               9,221,152
         Tosco Corp.                                                                        39,073               1,326,040
         Transocean Sedco Forex Inc.                          *                             56,861               2,615,606
         Unocal Corp.                                                                       65,603               2,538,016
         USX-Marathon Group Inc.                                                            83,756               2,324,229
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               188,336,782
         ------------------------------------------------------------------------------------------------------------------

         OIL & GAS SERVICES--0.63%
         ------------------------------------------------------------------------------------------------------------------
         Baker Hughes Inc.                                                                  89,597               3,723,875
         Halliburton Co.                                                                   119,396               4,328,105
         Schlumberger Ltd.                                                                 154,516              12,351,623
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                20,403,603
         ------------------------------------------------------------------------------------------------------------------

         PACKAGING & CONTAINERS--0.06%
         ------------------------------------------------------------------------------------------------------------------
         Ball Corp.                                                                          7,697                 354,543
         Bemis Co.                                                                          14,417                 483,871
         Pactiv Corp.                                         +                             42,685                 528,227
         Sealed Air Corp.                                     *+                            22,510                 686,555
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,053,196
         ------------------------------------------------------------------------------------------------------------------

         PHARMACEUTICALS--9.71%
         ------------------------------------------------------------------------------------------------------------------
         Abbott Laboratories                                                               417,450              20,220,234
         Allergan Inc.                                                                      35,489               3,435,779
         ALZA Corp.                                           +                             63,902               2,715,835
         American Home Products Corp.                                                      353,642              22,473,949
         Bristol-Myers Squibb Co.                                                          527,565              39,006,837
         Cardinal Health Inc.                                                               75,379               7,509,633
         Forest Laboratories Inc. "A"                         +                             23,640               3,141,165
         King Pharmaceuticals Inc.                            +                             45,550               2,354,366
         Lilly (Eli) and Company                                                           304,156              28,305,518
         MedImmune Inc.                                       +                             56,850               2,711,034
         Merck & Co. Inc.                                                                  622,267              58,259,748
         Pfizer Inc.                                                                     1,702,455              78,312,930
         Pharmacia Corporation                                                             348,037              21,230,257
         Schering-Plough Corp.                                                             394,528              22,389,464
         Watson Pharmaceuticals Inc.                          *                             27,705               1,418,150
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               313,484,899
         ------------------------------------------------------------------------------------------------------------------

         PIPELINES--0.96%
         ------------------------------------------------------------------------------------------------------------------
         Dynegy Inc. "A"                                                                    87,180               4,887,529


         El Paso Energy Corp.                                 *                             62,621               4,485,229
         Enron Corp.                                                                       201,467              16,746,944
         Williams Companies Inc.                                                           118,756               4,742,818
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                30,862,520
         ------------------------------------------------------------------------------------------------------------------

         RETAIL--5.54%
         ------------------------------------------------------------------------------------------------------------------
         AutoZone Inc.                                        +                             34,349                 978,935
         Bed Bath & Beyond Inc.                               +                             76,397               1,709,383
         Best Buy Co. Inc.                                    +                             56,024               1,656,210
         Circuit City Stores Inc.                                                           55,363                 636,674
         Consolidated Stores Corp.                            +                             30,012                 318,878
         CVS Corp.                                                                         105,736               6,337,552
         Darden Restaurants Inc.                                                            32,221                 737,055
         Dillards Inc. "A"                                                                  24,928                 294,462
         Dollar General Corp.                                 *                             88,843               1,676,912
         Federated Department Stores Inc.                     +                             54,436               1,905,260
         Gap Inc.                                                                          229,285               5,846,767
         Home Depot Inc.                                                                   624,937              28,551,809
         Kmart Corp.                                          +                            130,437                 692,947
         Kohls Corp.                                          +                             89,512               5,460,232
         Limited Inc.                                                                      114,839               1,959,440
         Longs Drug Stores Corp.                                                            10,155                 244,989
         Lowe's Companies Inc.                                *                            103,372               4,600,054
         May Department Stores Co.                                                          80,303               2,629,923
         McDonald's Corp.                                                                  353,866              12,031,444
         Nordstrom Inc.                                                                     34,805                 633,016
         Office Depot Inc.                                    +                             80,282                 572,009
         Penney (J.C.) Company Inc.                                                         70,710                 768,971
         RadioShack Corp.                                                                   50,118               2,145,677
         Sears, Roebuck and Co.                                                             90,188               3,134,033
         Staples Inc.                                         *+                           122,544               1,447,551
         Starbucks Corp.                                      +                             50,485               2,233,961
         Target Corp.                                                                      241,613               7,792,019
         Tiffany & Co.                                                                      39,351               1,244,475
         TJX Companies Inc.                                                                 75,947               2,107,529
         Toys R Us Inc.                                       *+                            54,996                 917,746
         Tricon Global Restaurants Inc.                       +                             39,523               1,304,259
         Walgreen Co.                                                                      273,290              11,426,938
         Wal-Mart Stores Inc.                                                            1,205,336              64,033,475
         Wendy's International Inc.                                                         30,662                 804,878
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               178,835,463
         ------------------------------------------------------------------------------------------------------------------

         SEMICONDUCTORS--4.19%
         ------------------------------------------------------------------------------------------------------------------
         Advanced Micro Devices Inc.                          +                             84,513               1,167,336
         Altera Corp.                                         +                            106,992               2,815,227
         Analog Devices Inc.                                  +                             96,540               4,941,641
         Applied Materials Inc.                               +                            218,827               8,356,456
         Applied Micro Circuits Corp.                         +                             80,000               6,003,750
         Broadcom Corp. "A"                                   *+                            63,445               5,361,103
         Conexant Systems Inc.                                +                             61,437                 944,594
         Intel Corp.                                                                     1,816,077              54,595,815
         KLA-Tencor Corp.                                     +                             50,191               1,690,809
         Linear Technology Corp.                                                            85,382               3,948,918
         LSI Logic Corp.                                      *+                            86,155               1,472,389
         Maxim Integrated Products Inc.                       +                             76,769               3,670,518
         Micron Technology Inc.                               +                            153,078               5,434,269
         National Semiconductor Corp.                         +                             48,132                 968,657
         Novellus Systems Inc.                                *+                            35,515               1,276,320
         QLogic Corp.                                         +                             24,710               1,902,670


         Teradyne Inc.                                        +                             47,094               1,754,252
         Texas Instruments Inc.                                                            466,814              22,115,313
         Vitesse Semiconductor Corp.                          +                             48,450               2,679,891
         Xilinx Inc.                                          +                             88,923               4,101,573
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               135,201,501
         ------------------------------------------------------------------------------------------------------------------

         SOFTWARE--4.85%
         ------------------------------------------------------------------------------------------------------------------
         Adobe Systems Inc.                                                                 64,874               3,774,856
         Autodesk Inc.                                                                      15,621                 420,791
         Automatic Data Processing Inc.                                                    170,301              10,782,182
         BMC Software Inc.                                    +                             66,289                 928,046
         BroadVision Inc.                                     +                             72,690                 858,651
         Citrix Systems Inc.                                  *+                            49,929               1,123,403
         Computer Associates International Inc.                                            156,697               3,055,592
         Compuware Corp.                                      +                             98,510                 615,688
         First Data Corp.                                                                  106,631               5,618,121
         IMS Health Inc.                                                                    79,227               2,139,129
         Intuit Inc.                                          +                             55,620               2,193,514
         Mercury Interactive Corp.                            +                             21,839               1,970,970
         Microsoft Corp.                                      +                          1,438,869              62,410,943
         Novell Inc.                                          +                             88,506                 461,891
         Oracle Corp.                                         +                          1,510,410              43,896,291
         Parametric Technology Corp.                          +                             73,497                 987,616
         PeopleSoft Inc.                                      +                             77,065               2,865,855
         Siebel Systems Inc.                                  +                            115,858               7,849,380
         Yahoo! Inc.                                          *+                           150,622               4,544,548
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               156,497,467
         ------------------------------------------------------------------------------------------------------------------

         TELECOMMUNICATION EQUIPMENT--3.10%
         ------------------------------------------------------------------------------------------------------------------
         ADC Telecommunications Inc.                          +                            208,227               3,774,108
         Andrew Corp.                                         +                             21,902                 476,369
         Avaya Inc.                                           +                             75,123                 774,706
         Comverse Technology Inc.                             +                             44,462               4,829,685
         JDS Uniphase Corp.                                   +                            259,531              10,819,199
         Lucent Technologies Inc.                                                          901,127              12,165,215
         Motorola Inc.                                                                     589,407              11,935,492
         Nortel Networks Corp.                                                             835,842              26,799,184
         Palm Inc.                                            +                            152,649               4,321,875
         QUALCOMM Inc.                                        +                            201,829              16,587,821
         Scientific-Atlanta Inc.                                                            43,553               1,418,195
         Tellabs Inc.                                         +                            110,702               6,254,663
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               100,156,512
         ------------------------------------------------------------------------------------------------------------------

         TELECOMMUNICATIONS--2.56%
         ------------------------------------------------------------------------------------------------------------------
         Adaptec Inc.                                         +                             26,616                 272,814
         Cabletron Systems Inc.                               +                             49,627                 747,507
         Corning Inc.                                                                      248,114              13,103,521
         Global Crossing Ltd.                                 +                            238,948               3,419,943
         Nextel Communications Inc. "A"                       +                            205,551               5,087,387
         Qwest Communications International Inc.              +                            446,893              18,322,613
         Sprint Corp. (PCS Group)                             *+                           251,556               5,141,176
         Verizon Communications Inc.                                                       728,348              36,508,444
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                82,603,405
         ------------------------------------------------------------------------------------------------------------------

         TELEPHONE--3.23%
         ------------------------------------------------------------------------------------------------------------------
         Alltel Corp.                                                                       84,380               5,268,476
         AT&T Corp.                                                                      1,012,862              17,535,174
         BellSouth Corp.                                                                   504,061              20,634,997
         CenturyTel Inc.                                                                    37,988               1,358,071


         SBC Communications Inc.                                                           913,362              43,613,036
         Sprint Corp. (FON Group)                                                          238,559               4,845,730
         WorldCom Inc.                                        +                            776,832              10,924,200
         ------------------------------------------------------------------------------------------------------------------
                                                                                                               104,179,684
         ------------------------------------------------------------------------------------------------------------------

         TOBACCO--0.86%
         ------------------------------------------------------------------------------------------------------------------
         Philip Morris Companies Inc.                                                      600,048              26,402,112
         UST Inc.                                                                           44,002               1,234,806
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                27,636,918
         ------------------------------------------------------------------------------------------------------------------

         TOYS / GAMES / HOBBIES--0.07%
         ------------------------------------------------------------------------------------------------------------------
         Hasbro Inc.                                                                        46,530                 494,381
         Mattel Inc.                                                                       115,130               1,662,477
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,156,858
         ------------------------------------------------------------------------------------------------------------------

         TRANSPORTATION--0.38%
         ------------------------------------------------------------------------------------------------------------------
         Burlington Northern Santa Fe Corp.                                                106,522               3,015,904
         CSX Corp.                                                                          58,579               1,519,393
         FedEx Corp.                                          +                             76,979               3,076,081
         Norfolk Southern Corp.                                                            103,489               1,377,697
         Union Pacific Corp.                                                                66,851               3,392,688
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                12,381,763
         ------------------------------------------------------------------------------------------------------------------

         TRUCKING & LEASING--0.01%
         ------------------------------------------------------------------------------------------------------------------
         Ryder System Inc.                                                                  16,205                 269,408
         ------------------------------------------------------------------------------------------------------------------
                                                                                                                   269,408
         ------------------------------------------------------------------------------------------------------------------

         TOTAL COMMON STOCKS
         (Cost: $2,709,715,389)                                                                              3,167,067,448
         ------------------------------------------------------------------------------------------------------------------

         SECURITY                                                                      FACE AMOUNT                   VALUE
         ------------------------------------------------------------------------------------------------------------------

         SHORT TERM INSTRUMENTS--1.54%
         ------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corporation Discount Note
           6.51%, 01/16/01                                    +++                        2,797,620               2,797,620
         Goldman Sachs Financial Square Prime Obligation Fund
                                                              +++                        8,755,795               8,755,795
         Providian Temp Cash Money Market Fund
                                                              +++                       10,101,664              10,101,664
         Short Term Investment Company Liquid Assets Portfolio
                                                              +++                       19,231,511              19,231,511
         U.S. Treasury Bill
           5.57%**, 03/22/01                                  ++                         9,050,000               8,937,002
         ------------------------------------------------------------------------------------------------------------------
         TOTAL SHORT TERM INSTRUMENTS
         (Cost: $49,819,915)                                                                                    49,823,592
         ------------------------------------------------------------------------------------------------------------------

         SECURITY                                                                      FACE AMOUNT                   VALUE
         ------------------------------------------------------------------------------------------------------------------

         REPURCHASE AGREEMENT-0.35%
         ------------------------------------------------------------------------------------------------------------------
         Investors Bank & Trust Tri Party Repurchase Agreement,
         dated 12/29/00, due 01/02/01, with a maturity value of
         $11,363,024 and an effective yield of 5.73%.                                   11,355,795              1,1355,794

         ------------------------------------------------------------------------------------------------------------------
         TOTAL REPURCHASE AGREEMENT
         (Cost: $11,355,795)                                                                                    11,355,794
         ------------------------------------------------------------------------------------------------------------------


         TOTAL INVESTMENTS IN SECURITIES -- 100.00%
         (Cost $2,770,891,098)                                                                               3,228,246,834
         ------------------------------------------------------------------------------------------------------------------

         Other Assets, Less Liabilities -- 0.00%                                                                  (157,151)
         ------------------------------------------------------------------------------------------------------------------
         NET ASSETS -- 100.00%                                                                              $3,228,089,683
         ==================================================================================================================

*   Denotes all or part of security on loan. See Note 4.
**  Yield to Maturity.
+   Non-income earning securities.
++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.
+++ Represents investment of collateral received from securities lending transactions. See Note 4.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S&P 500 INDEX MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS

Investments at market value (Cost: $2,770,891,098) (Note 1)       $3,228,246,834
Receivables:
       Investment securities sold                                     45,101,153
       Dividends and interest                                          2,852,727
                                                                  --------------
Total Assets                                                       3,276,200,714
                                                                  --------------
LIABILITIES
Payables:
       Investment securities purchased                                 5,992,072
       Due to broker - variation margin                                  793,723
       Collateral for securities loaned (Note 4)                      40,886,590
       Due to BGFA (Note 2)                                              438,646
                                                                  --------------
Total Liabilities                                                     48,111,031
                                                                  --------------
NET ASSETS                                                        $3,228,089,683
                                                                  ==============

--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S&P 500 INDEX MASTER PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------


NET INVESTMENT INCOME
       Dividends (Net of foreign withholding tax of $40,582)                          $    43,710,718
       Interest (Includes securities lending income of $112,736)                            6,026,454
                                                                                      ---------------
Total Investment Income                                                                    49,737,172
                                                                                      ---------------
EXPENSES (NOTE 2)
       Advisory fees                                                                        1,961,851
                                                                                      ---------------
Total expenses                                                                              1,961,851
                                                                                      ---------------
Net investment income                                                                      47,775,321
                                                                                      ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       Net realized gain on sale of investments                                           862,950,326
       Net realized loss on sale of futures contracts                                      (8,196,362)
       Net change in unrealized appreciation (depreciation) of investments             (1,234,235,819)
       Net change in unrealized appreciation (depreciation) of futures contracts          (10,595,675)
                                                                                      ---------------
Net loss on investments                                                                  (390,077,530)
                                                                                      ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  (342,302,209)
                                                                                      ===============

--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S&P 500 INDEX MASTER PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       FOR THE YEAR ENDED           THE PERIOD ENDED             FOR THE YEAR ENDED
                                                        DECEMBER 31, 2000           DECEMBER 31, 1999*           FEBRUARY 28, 1999
                                                       ------------------           ------------------           ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
       Net investment income                            $    47,775,321             $    52,303,458             $    43,674,276
       Net realized gain                                    854,753,964                 170,279,517                 181,973,840
       Net change in unrealized
         appreciation (depreciation)                     (1,244,831,494)                562,095,831                 250,798,350
                                                        ---------------             ---------------             ---------------
Net increase (decrease) in net assets
  resulting from operations                                (342,302,209)                784,678,806                 476,446,466
                                                        ---------------             ---------------             ---------------
INTERESTHOLDER TRANSACTIONS:
       Contributions                                      1,599,306,476               1,849,624,688               2,288,411,987
       Withdrawals                                       (2,856,439,610)             (1,493,871,246)             (1,431,828,889)
                                                        ---------------             ---------------             ---------------
Net increase (decrease) in net assets
  resulting from interestholder transactions             (1,257,133,134)                355,753,442                 856,583,098
                                                        ---------------             ---------------             ---------------
Increase (decrease) in net assets                        (1,599,435,343)              1,140,432,248               1,333,029,564
NET ASSETS:
Beginning of period                                       4,827,525,026               3,687,092,778               2,354,063,214
                                                        ---------------             ---------------             ---------------
End of period                                           $ 3,228,089,683             $ 4,827,525,026             $ 3,687,092,778
                                                        ===============             ===============             ===============

--------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

S&P 500 INDEX MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate to the S&P 500 Index Master Portfolio (the "Master Portfolio").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. The Master Portfolio does not amortize premium on securities purchased.

     FEDERAL INCOME TAXES

     MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).


     FUTURES CONTRACTS

     The Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.


     As of December 31, 2000, the Master Portfolio had the following open long futures contracts outstanding:


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        NUMBER OF                    FUTURES     EXPIRATION             NOTIONAL         NET UNREALIZED
        CONTRACTS                      INDEX           DATE       CONTRACT VALUE           DEPRECIATION
    --------------------------------------------------------------------------------------------------------

          55                         S&P 500       03/16/01         $18,356,250              $(723,100)

    --------------------------------------------------------------------------------------------------------


     The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $9,050,000.

     REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

     The repurchase agreement entered into on December 29, 2000 by the Master Portfolio was fully collateralized by U.S. Government obligations with a rate of 6.38%, a maturity date of 08/15/02 and an aggregate market value of $11,592,589.


2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.


3. INVESTMENT PORTFOLIO TRANSACTIONS

     For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments and U.S. Government obligations) for the Master Portfolio were as follows:

                  Purchases at cost                  $  399,446,810
                  Sales proceeds                      1,508,761,551


     At December 31, 2000, the cost of investments for federal income tax purposes was $2,777,752,970. Net unrealized appreciation aggregated $450,493,864, of which $787,496,946 represented gross unrealized appreciation on securities and $337,003,082 represented gross unrealized depreciation on securities.


4. PORTFOLIO SECURITIES LOANED

     As of December 31, 2000, the Master Portfolio had loaned securities which were collateralized by U.S. Government Agency obligations and money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

     The value of the securities on loan at December 31, 2000 was $39,952,214 and the value of the related collateral was $40,886,590.

5. FINANCIAL HIGHLIGHTS

     The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolio were as follows:


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                                FOR THE            FOR THE            FOR THE           FOR THE            FOR THE         FOR THE
                             YEAR ENDED       PERIOD ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED      YEAR ENDED
                           DECEMBER 31,        DECEMBER 31,       FEBRUARY 28,      FEBRUARY 28,       FEBRUARY 28,    FEBRUARY 28,
                                   2000               1999 *             1999              1998               1997            1996
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Ratio of expenses to   +          0.05%              0.05%              0.05%             0.05%              0.05%           0.05%
average net assets
Ratio of net           +          1.22%              1.44%              1.61%             1.89%              2.31%           2.68%
investment income to
average net assets
Portfolio turnover                  10%                 7%                11%                6%                 4%              2%
rate
Total return                     -9.19%             19.82% ++          19.65%            34.77%             25.97%          34.50%

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* FOR THE TEN MONTHS ENDED DECEMBER 31, 1999. THE MASTER PORTFOLIO CHANGED ITS FISCAL YEAR END FROM FEBRUARY 28 TO DECEMBER 31.
+  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
++ NOT ANNUALIZED.

6. CHANGE IN ACCOUNTING POLICY

     In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Master Portfolio's financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolio.

INDEPENDENT AUDITORS' REPORT


To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999, and for each of the years in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
February 9, 2001